Exhibit 99.1

BLACK & VEATCH MANAGEMENT CONSULTING, LLC 11401 Lamar Avenue, Overland Park, KS 66211

August 4, 2017

Hannon Armstrong Capital, LLC

1906 Towne Centre Blvd

Suite 370

Annapolis, MD 21401

Subject: HASI SYB 2017-1 Land Lease Portfolio, Consultant’s Report Findings and Conclusions

Black & Veatch Management Consulting LLC (Black & Veatch) was retained by Hannon Armstrong Capital, LLC (Hannon Armstrong) to provide independent engineering services in support of financing a portfolio solar and wind renewable energy project leases located across nine states (the “Portfolio”).

Project Type	# Projects
Solar	57

Location	# Projects
CA	43
NY	3
Other	11

Size MW(AC)	# Projects
<50.0	49
50.0 - 99.9	4
>=100.0	4

Hannon Armstrong requested that Black & Veatch develop an independent operating cash flow estimate based on available data, including revenues and operating costs, for the Portfolio. The cash flow estimate considers power purchase agreement (PPA) revenues (or Net Metering Agreement and Power Hedge for certain projects, where applicable) during the terms of the applicable agreements followed by an estimate of merchant revenues upon PPA expiration.

SCOPE OF WORK AND APPROACH—ITEM #4

To execute the scope Black & Veatch developed a cash flow model for each project extending for a number of years. Hannon Armstrong provided access to a data room which contained a variety of source information for each project, including PPAs, Independent Engineer (IE) reports, and production estimates. In cases where documentation was not provided, Black & Veatch leveraged internal expertise and its experience to form the basis for its projections.

AUGUST 4, 2017 | PAGE 2

For each project, the following inputs were either extracted from available source data or independently developed to drive the portfolio cashflows:

•	Production estimates (P50, P90, P99)

•	Monthly solar insolation projections

•	Revenues consisting of contracted revenues under power purchase agreements (PPAs), uncontracted or merchant revenues, and renewable energy credits (RECs)

•	Operating expenses including operating and maintenance costs, major maintenance costs such as inverter replacement and other non-technical operating costs (administrative costs, insurance fees, land lease, and property taxes).

For other factors material to the Portfolio cashflow such as availability and degradation, Black & Veatch included assumptions based on our industry experience.

CONCLUSIONS – ITEM #5

Black & Veatch developed a cash flow forecast. The basis of the costs and revenues was either extracted from project specific documentation provided by Hannon Armstrong or developed based on our understanding of the projects and industry experience. Cash flow was projected through the term of each project’s lease.

The following is a summary of key inputs into the cashflow model.

Operating Assumptions

•	General operating assumptions, such as 99% availability and 0.5% annual system degradation, were established in line with comparable projects and industry accepted practices and were based on our industry experience. The model allows for these factors to be adjusted for sensitivity analyses.

Revenue Estimates

•	Energy Production Estimates were taken from sources provided which were deemed to be reliable or developed independently based on the National Renewable Energy Laboratory’s System Advisor Model with the PVWatts sub-model.

•	For contracted revenue, Black & Veatch utilized the necessary pricing and factors from existing PPAs to develop revenue streams. For the few projects where PPAs are known to exist but pricing was not available, Black & Veatch used industry experience, publicly available industry sources, and prevailing market rates for projects with similar characteristics (location, size, COD) to establish estimated contracted term pricing.

•	For revenue outside of the contracted PPA term, Black & Veatch developed merchant energy and capacity curves using our proven fundamental modeling approach for each market represented in the Portfolio.

•	Voluntary and Compliance Renewable Energy Credit pricing was developed using Black & Veatch’s Renewable Energy Market forecasting model.

Expense Estimates

•	Black & Veatch reviewed various documents to inform estimates of operating expenses. The projected expenses are in line with industry practices for comparable projects.

•	Operating expenses were separated into the following categories: Preventive and Corrective O&M, Administrative, Major Equipment Replacement, Land Lease, and Other Costs.

AUGUST 4, 2017 | PAGE 3

Set forth below are the principal opinions we have reach in the Report after our review. For a complete understanding of the estimates, assumptions and calculations upon which these opinions are based, the Report should be read in its entirety. On the basis of our review and analyses of the Facilities and the assumptions set forth in the Report, we are of the opinion that:

1.	Based on the generation estimates as described and the PPA prices estimated based on information and assumptions as described in the Operating Assumptions section above, the total aggregate PPA revenue of the Projects in 2018 is estimated to be approximately $188,537,620.

2.	Based on the reported O&M costs of wind and solar plants similar to the Facility and information and assumptions as described in the Operating Assumptions section above, the aggregate 2018 O&M costs of the Projects are projected to be approximately $43,772,940.

Very truly yours,

/s/ BLACK & VEATCH MANAGEMENT CONSULTING, LLC